Exhibit 8.1

List of Subsidiaries and Variable Interest Entities

Name	Jurisdiction of Incorporation	Affiliate Relationship with the Registrant

TCTM Kids IT Education Inc.	Cayman Islands
Kids IT Education Inc.	Cayman Islands	Wholly-owned subsidiary of TCTM Kids IT Education Inc.
TCTM Kids IT Education Inc.	Hong Kong	Wholly-owned subsidiary of TCTM Kids IT Education Inc.
TechArena Canada Inc.	Canada	Wholly-owned subsidiary of Tarena Hong Kong Limited
Kids IT Education (HK) Limited	Hong Kong	Wholly-owned subsidiary of Kids IT Education Inc.
Beijing Tongchengshidai Technologies Inc.	PRC	Wholly-owned subsidiary of Kids IT Education (HK) Limited
Beijing Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary of Beijing Tongchengshidai Technologies Inc.
Beijing Youth Talent Technology Co., Ltd.	PRC	Wholly-owned subsidiary of Beijing Tongchengshidai Technologies Inc.
Beijing Tongcheng Jinqiao Technology Co., Ltd.	PRC	Variable interest entity
Zhengzhou Tongcheng Jinqiao Technology Co., Ltd.	PRC	Variable interest entity
Tianjin Tongcheng and Tongmei Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Guangzhou Tongcheng Tezhnology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shanghai TongCheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xi'an TongCheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shijiazhuang Tarena TongCheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Jiaxing Tongcheng Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenyang Tongchengtongmei Educational Counseling Co., Ltd.	PRC	Wholly-owned subsidiary
Wenzhou Tongcheng Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Qingdao Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Jinan Youhang Children Education Technology Co. Ltd.	PRC	Wholly-owned subsidiary
Chengdu Tongcheng Tongmei Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhuhai Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Suzhou Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanchang Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Taizhou Tongcheng Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xiamen Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuxi Tongcheng Networking Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Kunming Tongcheng Education Information Consulting Co. Ltd.	PRC	Wholly-owned subsidiary
Wuhan HaoXiaoZi Robot Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Haikou Tongcheng Tongmei Coding Training Co., Ltd. (formerly known as Haikou Tongcheng Technology Co., Ltd.)	PRC	Wholly-owned subsidiary
Yantai Tongcheng Software Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Hefei Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Luoyang Tongcheng Tongmei Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zhenzhou Tongcheng Tongmei Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tongcheng Tongmei Education Co., Ltd.	PRC	Wholly-owned subsidiary
Harbin Tongmei Educational Counseling Co., Ltd.	PRC	Wholly-owned subsidiary
Dongguan Tongchen Information Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenyang Tongcheng Tongmei Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhu Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Ningbo Haishu Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Fuzhou Tongchen Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Taiyuan Tongcheng Tongmei Mdt InfoTech Ltd.	PRC	Wholly-owned subsidiary
Hangzhou Tongcheng Programme Education Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporation	Affiliate Relationship with the Registrant

Qinhuangdao Tongmei Cultural Diffusion Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Bengbu Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chongqing Tongchuang Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Inner Mongolia Tongcheng Tongmei Network Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changchun Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Guiyang Tong Cheng Tongmei Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Dalian Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changzhou Tongcheng Technology Education Co., Ltd.	PRC	Wholly-owned subsidiary
Changsha Tongchuang Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Foshan Tongcheng Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changsha Tongcheng Tongchuang Technology Co. Ltd.	PRC	Wholly-owned subsidiary
Guangzhou Tongmei Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Xuzhou Coding Computer Training Co., Ltd.	PRC	Wholly-owned subsidiary
Nanchang Qingshanhu Tongcheng Tongmei Technology Training Center Co., Ltd.	PRC	Wholly-owned subsidiary
Tangshan Tongcheng Tongmei Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Guiyang Guanshan Lake Tongchuang Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Zibo Tongcheng Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Taian Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanjing Tongcheng Tongmei Computer Training Co., Ltd.	PRC	Wholly-owned subsidiary
Huizhou Tongcheng Tongmei Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Guangzhou Tongchuang Educational Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Guangxinanning Tongcheng Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Changzhou Tongcheng Tongmei Technology Training Co., Ltd.	PRC	Wholly-owned subsidiary
Lanzhou Tongcheng Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanning Tongchuang Training School Co., Ltd.	PRC	Wholly-owned subsidiary
Nanning Qingxiu District Tonghui Training School Co., Ltd.	PRC	Wholly-owned subsidiary
Nanning Qingxiu District Tongcheng Training School Co., Ltd.	PRC	Wholly-owned subsidiary
Nanning Xixiangtang District Tonghui Training School Co., Ltd.	PRC	Wholly-owned subsidiary
Nanning Qingxiu District Tong Can Training School Co., Ltd.	PRC	Wholly-owned subsidiary
Nanning Qingxiu District Tonghang Training School Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Youcheng Future Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Shenzhen Tongcheng Tongmei Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Weifang Tongcheng Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanchang Xihu District Tongcheng Tongmei Programming Training Center Co., Ltd.	PRC	Wholly-owned subsidiary
Chongqing Tongyan Tongsi Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Nanning Tonghang Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Dongguan ChangAn Tongcheng Tongmei Education Consulting Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Tongcheng Tonghui Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Hunan Tongcheng Tongmei Children Programming Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tongchuang Youke Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Chengdu Tongcheng Tongmei Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tongzhuo Youchuang Education Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Wuhan Tongcheng Youke Technology Co., Ltd.	PRC	Wholly-owned subsidiary

Name	Jurisdiction of Incorporation	Affiliate Relationship with the Registrant

Chengdu Tongcheng Youchuang Technology Co., Ltd.	PRC	Wholly-owned subsidiary
Beijing Children's Youchuang Future Technology Development Co., Ltd.	PRC	Wholly-owned subsidiary
Changsha Kaifu Tongcheng Tongmei Education Training School (formerly known as Science Kid Robot Education Training School)	PRC	School sponsored by Wuhan HaoXiaoZi Robot Technology Co., Ltd., a wholly-owned subsidiary of Tarena International, Inc.
Shijiazhuang Tongcheng Education School Co., Ltd.	PRC	School sponsored by Shijiazhuang Tongcheng Technology Co., Ltd.
Shenyang Heping Tongcheng Educational Center	PRC	School sponsored by Shenyang Tongcheng Technology Co., Ltd.
Shijiazhuang Yuhuaqu Tongxincheng Education Training School Co., Ltd.	PRC	School sponsored by Shijiazhuang Tarena TongCheng Technology Co., Ltd. and Shijiazhuang Tongcheng Education School Co., Ltd.
Shijiazhuang Changanqu Tongzhicheng Education Training School Co., Ltd.	PRC	School sponsored by Shijiazhuang Tarena TongCheng Technology Co., Ltd. and Shijiazhuang Tongcheng Education School Co., Ltd.
Jinan Gaoxin Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Tianjin Tongcheng Tongmei Education Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Qingdao Shinan Tongcheng Technology Education Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Shenyang Tiexi Tongcheng Tongmei Educational Center	PRC	School sponsored by Shenyang Tongcheng Educational Counseling Co., Ltd. and Meiying Zhang
Jinan Lixia Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Kunming Wuhua Tongcheng Tongmei Education Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co., Ltd.
Shenyang Shenhe Tongcheng Tongmei Education School Co., Ltd.	PRC	School sponsored by Shenyang Tongcheng Technology Co., Ltd.
Taiyuan Xinghualing Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Taiyuan Tongcheng Technology Co., Ltd.
Qingdao Shibei District Tongcheng Tongchuang Computer Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Kunming Xishan District Tongcheng Tongmei Culture and Art Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co., Ltd.
Kunming Guandu Tongcheng Tongmei Education Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co., Ltd.
Chengdu Tongcheng Tongmei Kechuang Education and Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Tai'an Taishan District Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co., Ltd.
Nanchang Honggutan New District Tongchuang Training Center Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Qingdao West Coast New Area Tong Youwei Science and Technology Training School Co., Ltd.	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co., Ltd.
Tianjin Tongcheng Tongmei Coding NO 7 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Tianjin Tongcheng Tongmei Coding NO 6 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Tianjin Tongcheng Tongmei Coding NO 8 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Tianjin Tongcheng Tongmei Coding NO 1 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Tianjin Tongcheng Tongmei Coding NO 5 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Zibo Tongcheng Tongmei Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Tianjin Tongcheng Tongmei Coding NO 2 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.

Name	Jurisdiction of Incorporation	Affiliate Relationship with the Registrant

Tianjin Tongcheng Tongmei Coding NO 9 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Tianjin Tongcheng Tongmei Coding NO 10 Extracurricular Training School Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Qinghuangdao Haigang District Tongcheng Tongmei Education School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Taiyuan Xiaodian District Tongcheng Tongmei Tongchuang Training School Co., Ltd.	PRC	School sponsored by Taiyuan Tongcheng Technology Co., Ltd.
Tianjin Tongcheng Tongmei Coding NO 9 Extracurricular Training Center Co., Ltd.	PRC	School sponsored by Tianjin Tongcheng Technology Co., Ltd.
Guangxi Nanning Tongcheng Tongmei Technology Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Guangxi Nanning Tongchuang Technology Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Weifang Kuiwen District Tongcheng Tongmei Education Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Qingdao Laoshan District Tongcheng Tongmei Science and Technology Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Chengdu Shuangliu Tongcheng Tongmei Science and Technology Training School Co., Ltd.	PRC	School sponsored by Beijing Tongcheng Technology Co., Ltd.
Tianjin Tongcheng Tongmei Programming Fourth Extracurricular Training Center Co., Ltd.	PRC	School sponsored by Chengdu Tongcheng Tongmei Technology Co., Ltd.
Fuzhou Gulou Tongcheng Tongchuang Technology Extracurricular Training Co., Ltd.(formerly known as Fuzhou Gulou Tarena Professional Education Co., Ltd.)	PRC	School sponsored by Beijing Tarena Jinqiao Technology Co., Ltd.